                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Flag Investors Communications Fund, Inc.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

         A special meeting of shareholders of Flag Investors Communications Fund, Inc. ("Communications Fund"), Flag Investors Equity Partners Fund, Inc. ("Equity Partners Fund") and Flag Investors Value Builder Fund, Inc. ("Value Builder Fund") (each, a "Fund" and collectively, the "Funds") will be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc."), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 2:00 p.m. (Eastern time) (the "Special Meeting"). Each Fund is an open-end management investment company, organized under the laws of the State of Maryland.

         The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

     PROPOSAL I:                        To approve a new investment advisory agreement (a  "New
     ----------                         Advisory Agreement") between the Fund and Deutsche Asset
     Each Fund separately               Management, Inc. ("DeAM, Inc.").


     PROPOSAL II:                       To approve a new investment sub-advisory agreement (a "New Sub-Advisory
     -----------                        Agreement") among the Fund, Alex. Brown Investment Management ("ABIM")
     Each Fund separately               and Deutsche Asset Management, Inc. ("DeAM, Inc.").

     PROPOSAL III:
     ------------
     Each Fund separately               To elect eleven Directors of the Fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.
     PROPOSAL IV:
     -----------
     Value Builder only                 To modify the Fund's fundamental investment policy concerning loans.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         The New Advisory Agreements described in Proposal I contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche

Bank AG ("Deutsche Bank"), would be the investment advisor rather than Investment Company Capital Corp. ("ICCC"), also an indirect wholly owned subsidiary of Deutsche Bank.

         The New Sub-Advisory Agreements described in Proposal II contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements except for the dates of execution, effectiveness, and initial term, and except that, under the New Sub-Advisory Agreements, DeAM, Inc. would be the investment advisor rather than ICCC.

         Implementation of Proposal II for a Fund is contingent upon the approval of Proposal I (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal I, but approve Proposal II, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

         The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

         The Board of Directors of each Fund unanimously recommends that shareholders vote FOR each relevant Proposal and FOR the election of each nominee to the Board of Directors.

         This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Directors of each Fund.

                                          By Order of the Board of Directors,

                                          Daniel O. Hirsch, Assistant Secretary

Baltimore, Maryland
June 10, 2002

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
         DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                       IN THE UNITED STATES. THE PROXY IS
                              REVOCABLE AT ANY TIME
                                PRIOR TO ITS USE.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

             Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the approval of the new investment advisory agreements with Deutsche Asset Management, Inc.; "FOR" the approval of the new investment sub-advisory agreements among the Funds, Alex. Brown Investment Management and Deutsche Asset Management, Inc.; "FOR" the nominees for Director named in the attached Proxy Statement; "FOR" a modification to Value Builder Fund's investment policy concerning loans, and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

             To vote via the internet, please access
[https://vote.proxy-direct.com] on the World Wide Web and follow the on-screen instructions.

             You may also call 1-800-    -    and vote by telephone.
                                     ---  ---
             If we do not receive your completed proxy card(s) after
several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                          Registration                                  Valid Signature
                          ------------                                  ---------------
Corporate Accounts
    (1) ABC Corp. ....................................................  ABC Corp.
                                                                        John Doe, Treasurer
    (2) ABC Corp. ....................................................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer ............................  John Doe
    (4) ABC Corp. Profit Sharing Plan ................................  John Doe, Director

Partnership Accounts

    (1) The XYZ Partnership ..........................................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership .........................  Jane B. Smith, General
                                                                        Partner

Trust Accounts

    (1) ABC Trust Account ............................................  Jane B. Doe, Director
    (2) Jane B. Doe, Director u/t/d 12/28/78 .........................  Jane B. Doe

Custodial or Estate Accounts

    (1) John B. Smith, Cust. F/b/o John B. Smith Jr.
        UGMA/UTMA ....................................................  John B. Smith
    (2) Estate of John B. Smith ......................................  John B. Smith, Jr.,
                                                                        Executor

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Boards of Directors of Flag Investors Communications Fund, Inc. ("Communications Fund"), Flag Investors Equity Partners Fund, Inc. ("Equity Partners Fund") and Flag Investors Value Builder Fund, Inc. ("Value Builder Fund") (each, a "Fund" and collectively, the "Funds") to be used at the special meeting of the Funds to be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc."), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 2:00 p.m. (Eastern time) and at any adjournments thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about June 13, 2002.

     The Funds are each comprised of four separate classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class of the Funds, shareholders of each class may vote on all the proposals relating to the relevant Fund, and each vote regardless of its class has equal weight.

     The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:


   PROPOSAL I:                        To approve a new investment advisory agreement (a "New Advisory
   ----------                         Agreement") between the Fund and Deutsche Asset Management, Inc. ("DeAM,
   Each Fund separately               Inc.").

   PROPOSAL II:                       To approve a new investment sub-advisory agreement (a "New Sub-Advisory
   -----------                        Agreement") among the Fund, Alex. Brown Investment Management ("ABIM")
   Each Fund separately               and Deutsche Asset Management, Inc. ("DeAM, Inc.").

   PROPOSAL III:
   ------------
   Each Fund separately               To elect eleven Directors of the Fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.
   PROPOSAL IV:
   -----------
   Value Builder only                  To modify the Fund's fundamental investment policy concerning loans.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of each Fund are to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of the current investment advisor for the Fund, and such Fund. Also, shareholders of each Fund are to consider the approval of a New Sub-Advisory Agreement among the Fund, DeAM, Inc. and ABIM.

     Implementation of Proposal II for a Fund is contingent upon the approval of Proposal I (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal I, but approve Proposal II, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

     Shareholders of Value Builder Fund are also to consider the approval of a modification to its investment policy concerning loans to permit the Fund to engage in securities lending.

     Shareholders of each Fund are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Director Nominees") as Directors of the Fund. Messrs. Burt, Hale, Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of each Fund. Messrs. Dill, Jones, Saunders and Searcy and Drs. Gruber and Herring currently serve on the Boards of Directors of various other investment companies within the Deutsche Asset Management family of funds.

         Below is a chart describing which proposals affect each Fund.

-------------------------------------------------------------------------------
FUND                   PROPOSAL I   PROPOSAL II     PROPOSAL III   PROPOSAL IV
-------------------------------------------------------------------------------
Communications Fund        X            X                  X
-------------------------------------------------------------------------------
Equity Partners Fund       X            X                  X
-------------------------------------------------------------------------------
Value Builder Fund         X            X                  X               X
-------------------------------------------------------------------------------

                               VOTING INFORMATION

     Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc. for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. [DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc., a proxy solicitation firm, at an estimated total cost of $______. However, the exact cost will depend on the amount and types of services rendered.] If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

     The most recent Annual Report containing audited financial statements for the fiscal year ended December 31, 2001 (for Communications Fund), May 31, 2001 (for Equity Partners Fund) and March 31, 2002 (for Value Builder Fund) as well as the most recent Semi-Annual Report succeeding the

Annual Report, if any, of the Equity Partners Fund and Communications Fund (each, a "Report"), have previously been furnished to shareholders of the Communications Fund, Equity Partners Fund and Value Builder Fund, respectively. An additional copy of each Report will be furnished without charge upon request by writing to the Funds at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. The Reports are also available on the DeAM, Inc. website at www.deam-us.com.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Funds are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Funds' secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

     Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ("Deutsche Bank Trust") will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the owner of record, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for all Proposals, Deutsche Bank Trust will vote shares of the Funds over which it has voting discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. As to shares of the Funds for which Deutsche Bank Trust is the owner of record but does not have voting discretion, with respect to each Proposal on which shareholders of the relevant Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting, Deutsche Bank Trust will vote such shares as follows: (a) with respect to Proposals I, II and III, Deutsche Bank Trust will vote for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in that Fund otherwise represented at the Special Meeting (a practice commonly referred to as "mirror" or "echo" voting); and (b) with respect to Proposal IV, Deutsche Bank Trust will vote according to instructions it receives from the beneficial owner. If no instructions are received with respect to (b), Deutsche Bank Trust will neither vote "for" nor "against" Proposal IV, but may return a proxy indicating such shares are "present" for purposes of determining a quorum.

     In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for each Fund, a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.(See "Vote Required" for a further discussion of abstentions and broker non-votes.)

     Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Funds that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

     In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

     o    indicate your instructions on the Proxy (or Proxies);
     o    date and sign the Proxy (or Proxies); and
     o    mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.


Beneficial Ownership of Shares of the Funds

     Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by the persons known by the Funds to beneficially own more than five percent of the outstanding shares of each class of the Funds. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. [Collectively, the Directors, Director Nominees and executive officers of the Funds own less than 1% of each such class' outstanding shares.]


Background

     The Funds. Each Fund is a registered open-end management investment company established as a Maryland corporation. Investment Company Capital Corp. ("ICCC"), located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Fund pursuant to the terms of three separate investment advisory agreements, one for each Fund (the "Current Advisory Agreements"). Pursuant to the Current Advisory Agreements, ICCC supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. ICCC pays the ordinary office expenses of the Funds and the compensation, if any, of all officers and employees of the Funds and all Directors who are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act") (each, an "Interested Director") of the Funds.

                                   PROPOSAL I

                       APPROVAL OF NEW ADVISORY AGREEMENTS

     It is proposed that shareholders of each Fund approve a new investment advisory agreement between the Fund and DeAM, Inc. The New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. See "Differences Between the Current and New Advisory Agreements."


The Advisory Agreements

     The Current Advisory Agreements. ICCC currently serves as investment advisor to each Fund (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or ICCC (the "Independent Directors").

     Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreements; and (ii) the most recent date on which the Current Advisory Agreements were approved by each Fund's Directors, including a majority of the Independent Directors, and each Fund's shareholders.

     The New Advisory Agreements. The form of the New Advisory Agreement for Communications Fund is attached to this Proxy Statement as Exhibit D. The form of the New Advisory Agreement for Equity Partners Fund is attached to this Proxy Statement as Exhibit E. The form of the New Advisory Agreement for Value Builder Fund is attached to this Proxy Statement as Exhibit F. The description of the New Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits D, E and F. If shareholders approve the New Advisory Agreements, each agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required" below) of the relevant Fund, or by the Board of Directors and, in either event, the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for such purpose.

     The New Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Advisory Agreements are to be implemented within two years of the date of the Special Meeting upon approval of each Fund's Directors, including a majority of the Independent Directors, and ABIM, the current sub-advisor to each Fund. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's U.S. mutual fund operations.

     Differences Between the Current and New Advisory Agreements. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC.

     Other provisions of the New Advisory Agreements are substantially similar to the Current Advisory Agreements. Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide each Fund with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets. Subject to the supervision and control of the Board of Directors, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of each Fund's registration statement, (c) the provisions of each Fund's Articles of Incorporation and By-Laws, and (d) any other applicable provisions of state and federal law.

     Under the terms of each New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund, (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Fund;
(f) determine which issuers and securities will be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and, (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities.

     The investment advisory fee rate proposed to be charged to each Fund under its New Advisory Agreement is the same as the investment advisory fee rate charged to that Fund under its Current Advisory Agreement. The advisory fee rate paid by each Fund under its Current Advisory Agreement and the advisory fee paid by each Fund for the most recent fiscal year is set forth in Exhibit G to this Proxy Statement. Exhibit G also sets forth other fees paid to ICCC and its affiliates during the last fiscal year of each Fund.

     Generally. If approved, the New Advisory Agreements will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Directors or by the holders of a majority of each Fund's outstanding voting securities and (2) by a majority of the Independent Directors who are not parties to such contract or agreement. Like the Current Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days' written notice by DeAM, Inc.

     The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies, and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay those expenses specified in the New Advisory Agreements associated with providing the services contemplated by the New Advisory Agreements. The Funds bear certain other expenses including the fees of the Funds' Board. The Funds also pay any extraordinary expenses incurred.

     Under each New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under each New Advisory Agreement.

     In the event DeAM, Inc. is responsible for this duty, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to a Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for a Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of the Funds or other mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Funds

     The Current Advisor. ICCC, located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to the Funds. ICCC is registered as an investment advisor and serves as investment advisor to 25 other investment companies. As of March 31, 2002, ICCC had approximately $9.6 billion of assets under management. ICCC is an indirect wholly owned subsidiary of Deutsche Bank.

     The principal occupations of each director and principal executive officer of ICCC are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at ICCC, is One South Street, Baltimore, Maryland 21202.

     The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 30 other investment companies and investment sub-advisor to 53 other investment companies. See Exhibit I to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management.

     The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

     Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries), which as of March 31, 2002 had more than $[231] billion in assets under management. Deutsche Asset Management acts as investment manager to [96] U.S. open and closed-end investment companies, which in the aggregate had approximately $[53] billion of assets under management as of March 31, 2002.

     Directors and Officers. Biographical information about the Director Nominees and the executive officers is provided under Proposal III in this Proxy Statement. Certain other information about the Director Nominees and each executive officer of the Funds is provided in Exhibit J to this Proxy Statement.

Recommendation of the Boards

     At a meeting of the Board of Directors of each Fund held on March 26, 2002, called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Boards, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Boards of Directors obtained such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to each Fund. In approving the New Advisory Agreements, the Independent Directors considered numerous factors, including, among other things
(i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund.

     Based on the factors discussed above, and others, the Board of Directors determined that each of the New Advisory Agreements is fair and reasonable and in the best interest of the relevant Fund and its shareholders. Based on all of the foregoing, at a meeting on March 26, 2002, the Board of Directors, including the Independent Directors of each Fund, voted unanimously to approve the New Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

     Approval of each New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required") of the Fund.

     Therefore, after careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders of each Fund vote "FOR" the approval of the New Advisory Agreements as set forth in this Proposal.

     If the New Advisory Agreements are approved by the shareholders, the agreements will become effective on their respective effective dates. If the New Advisory Agreement for a Fund is not approved by the shareholders, the Current Advisory Agreement for that Fund will continue in effect, subject to any requisite approval(s) of the Board of Directors or the Fund's respective shareholders, and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                   PROPOSAL II

                     APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

     Fund management has proposed new sub-advisory agreements among DeAM, Inc., each Fund and Alex. Brown Investment Management ("ABIM" or the Sub-Advisor"). The New Sub-Advisory Agreements were unanimously approved by each Fund's Board of Directors, including the Independent Directors, at a meeting held on March 26, 2002. The form of New Sub-Advisory Agreement for Communications Fund is attached hereto as Exhibit K. The form of New Sub-Advisory Agreement for Equity Partners Fund is attached hereto as Exhibit L. The form of New Sub-Advisory Agreement for Value Builder Fund is attached hereto as Exhibit M. The description of the New Sub-Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits K, L and M.

     The Current Sub-Advisory Agreements. ABIM currently serves as investment sub-advisor to each Fund (as discussed earlier) pursuant to the Current Sub-Advisory Agreements. The Current Sub-Advisory Agreements were initially approved by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, ICCC or ABIM (the "Independent Directors").

     Exhibit C to this Proxy Statement lists: (i) the date of the Current Sub-Advisory Agreements; and (ii) the most recent date on which the Current Sub-Advisory Agreements were approved by each Fund's Directors, including a majority of the Independent Directors, and each Fund's shareholders.

     The New Sub-Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and the substitution of DeAM, Inc. for ICCC. The fees to be paid to the Sub-Advisor under the proposed New Sub-Advisory Agreements will be paid by DeAM, Inc. and have no effect on the investment advisory fees paid by the Funds to ICCC, pursuant to the Current Advisory Agreements, or proposed to be paid to DeAM, Inc. pursuant to the New Advisory Agreements. In no case will the sub-advisory fees paid to ABIM by DeAM, Inc. be greater than the advisory fees paid by the Funds to ICCC pursuant to the Current Advisory Agreements or to DeAM, Inc. pursuant to the proposed New Advisory Agreements. DeAM, Inc. will remain responsible for the actions of the Sub-Advisor pursuant to the New Sub-Advisory Agreements.

The New Sub-Advisory Agreements

     Under each New Sub-Advisory Agreement ABIM shall (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board; (d) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and other information, with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

     As noted above, the sub-advisory fees payable under the New Sub-Advisory Agreements would be paid by DeAM, Inc., not the Funds, and will be set, and may vary from time to time thereafter, subject to the approval of the Board of Directors, including a majority of the Independent Directors. The advisory fee paid by ICCC, on behalf of each Fund, under the Current Sub-Advisory Agreements for the most recent fiscal year is set forth in Exhibit G to this Proxy Statement.

     Each New Sub-Advisory Agreement further provides that the Sub-Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the New Sub-Advisory Agreement.

     If approved, each New Sub-Advisory Agreement will remain in effect for an initial term of two years and shall remain in effect from year to year thereafter if approved annually (a) by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities; and (b) by the affirmative vote of a majority of the Independent Directors who are not parties to such contract or agreement. Each New Sub-Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Advisor and the Sub-Advisor or by the Sub-Advisor on 60 days' written notice to the Fund and the Advisor. Each New Sub-Advisory Agreement automatically terminates in the event of its assignment.

     The New Sub-Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Sub-Advisory Agreements are to be implemented within two years of the date of the Special Meeting upon approval of each Fund's Directors, including a majority of the Independent Directors. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's U.S. mutual fund operations. Implementation of the New Sub-Advisory Agreement for a Fund is contingent upon shareholder approval of Proposal I for that Fund.

Information about ABIM

     ABIM, One South Street, Baltimore, Maryland 21202, is a Maryland limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM. ABIM is a registered investment advisor and had approximately $__ billion under management as of March 31, 2002.

     The principal occupations of each general partner and principal executive officer of ABIM are set forth in Exhibit H to this Proxy Statement. The principal business address of each general partner and principal executive officer, as it relates to his or her duties at ABIM is One South Street, Baltimore, Maryland 21202. No Directors or officers of the Funds are employees, officers, directors or shareholders of ABIM.

     Exhibit I sets forth the fees and other information regarding investment companies advised or sub-advised by ABIM that have similar investment objectives to the Funds.

     The Sub-Advisor, under the supervision of DeAM, Inc., will allocate and place all orders for portfolio transactions of the Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, the Sub-Advisor may place such orders with brokers and dealers who provide market, statistical and other research information to the Funds or the Sub-Advisor. The Sub-Advisor is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Funds, the Sub-Advisor may consider its affiliates or affiliates of DeAM, Inc. and also firms that sell shares of mutual funds advised by the Sub-Advisor or recommend the purchase of such funds.

Recommendation of the Boards

     At a meeting of the Board of Directors of each Fund held on March 26, 2002 called for the purpose of, among other things, voting on the New Sub-Advisory Agreements, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreements. The Independent Directors obtained such information as they deemed reasonably necessary to evaluate the proposal. In approving the New Sub-Advisory Agreements, the Boards, including the Independent Directors, considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and
(ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund. Furthermore, the Boards considered that approval of the New Sub-Advisory Agreements would not affect the advisory fees paid by the Funds, and that DeAM, Inc. would remain fully responsible for ABIM's actions under the New Sub-Advisory Agreements.

     Based on the factors discussed above, and others, the Boards of Directors determined that the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the relevant Fund and its shareholders. Based on all of the foregoing, at a meeting on March 26, 2002, the Boards of Directors, including the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

     Approval of each Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required") of the relevant Fund.

     Therefore, after careful consideration, the Boards of Directors, including the Independent Directors, recommends that the shareholders of each Fund vote "FOR" the approval of the New Sub-Advisory Agreements.

     If the New Sub-Advisory Agreements are approved by the shareholders, the agreements will become effective on their respective effective dates. If the New Sub-Advisory Agreement for a Fund is not approved by the shareholders, the Current Sub-Advisory Agreement for that Fund will continue in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders. Implementation of Proposal II for a Fund is contingent upon the approval of Proposal I (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal I, but approve Proposal II, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                  PROPOSAL III

                 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS
                                  OF EACH FUND

     It is proposed that eleven Director Nominees are to be elected at the Special Meeting to comprise the entire Board of Directors of each Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Director Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Directors of the Board and nominated by the full Board at a meeting held on March 26, 2002. If elected, the terms of the eleven Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Levy, McDonald, Semans and Vogt, each a current member of the Board of Directors, will resign effective the Effective Date if Proposal III is approved by the shareholders of the Funds. The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Director or Independent Director Nominee of the Funds serves or will serve as an officer of the Funds. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees named below. If any Director Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Directors may recommend.

     The nomination of these persons to serve as the Board of Directors of each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment companies managed, advised or administered by ICCC) (the "DeAM Funds"). The proposal concerning the size and composition of the Boards of Directors was suggested to the Board by ICCC and reviewed by the current Independent Directors of the Boards. Messrs. Burt, Hale (interested director), Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of each Fund. Each of the other Independent Director Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

     ICCC recommended, and the Boards agreed, that the Funds should be governed by a larger Board of Directors composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Funds and the board membership of the other DeAM Funds are not identical. Nine persons currently serve on the Board of Directors of the Funds, and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Director Nominees, certain of the existing Directors will be joined by certain of the board members of the other DeAM Funds. Although the By-Laws of the Fund provide that the Board of Directors may consist of a maximum of fifteen directors, Fund management proposed, and the Boards agreed, that only eleven Director Nominees be submitted for election. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named.

     It is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

     On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), the Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of Section 15(f) and would remain disinterested persons for at least three years after the merger. The Board has complied with this provision and will continue to be in compliance if this Proposal to elect directors is approved.

     The following information is provided for each Director Nominee and executive officer of each Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director Nominee who is an Independent Director Nominee. Information for the Interested Director Nominee follows. The Interested Director Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Director Nominees and the executive officers with respect to the Funds' operations is One South Street, Baltimore, Maryland, 21202.

              INFORMATION CONCERNING DIRECTOR NOMINEES AND OFFICERS
                                  OF EACH FUND



                                                                                                    Number of
                                                                                                    Funds in the
                                                                                                    Fund
                                                                                                    Complex to
Name, Birth Date and                                                                                be Overseen
Position with            Business Experience and Directorships During the                           by Director
the Funds                Past 5 Years                                                               Nominee/1/


Independent
Director Nominees
-----------------
Richard R. Burt          Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman                  71
2/3/47                   of the Board, Weirton Steel Corporation/2/ (April 1996 to
Director of each Fund    present); Member of the Board, Hollinger International, Inc./2/
since 1999.              (publishing) (1995 to present), HCL Technologies Limited
                         (information technology) (April 1999 to present), UBS Mutual
                         Funds (formerly known as Brinson and Mitchell Hutchins
                         families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc./2/ International
                         Advisory Council (July 1996 to present). Formerly, Partner,
                         McKinsey & Company (consulting) (1991-1994) and U.S. Chief
                         Negotiator in Strategic Arms Reduction Talks (START) with
                         former Soviet Union and U.S. Ambassador to the Federal
                         Republic of Germany (1985-1991); Member of the Board,
                         Homestake Mining/2/ (mining and exploration) (1998 -
                         February 2001), Archer Daniels Midland Company/2/
                         (agribusiness operations) (October 1996 - June 2001) and
                         Anchor Gaming (gaming software and equipment) (March
                         1999-December 2001). Director of 25 investment companies
                         managed, advised or administered by ICCC or its affiliates.





                                                                                                    Number of
                                                                                                    Funds in the
                                                                                                    Fund
                                                                                                    Complex to be
Name, Birth Date and                                                                                Overseen
Position with            Business Experience and Directorships During the                           by Director
the Funds                Past 5 Years                                                               Nominee/1/

S. Leland Dill           Trustee and Audit Committee Chairman, Phoenix Zweig Trust                      71
3/28/30                  (September 1989 to present), Phoenix Euclid Funds (May 1998 to
Nominee                  present) (registered investment companies); Retired (since
                         1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June
                         1986); Director, Vintners International Company Inc. (wine production) (June 1989-May 1992), Coutts (USA) International
                         (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts
                         Group (March 1991-March 1999) (international private banking arm of The Royal Bank of Scotland); General Partner, Pemco
                         (insurance) (June 1979-June 1986). Trustee of __ investment companies managed, advised or administered by ICCC or its
                         affiliates.


Martin J. Gruber         Nomura Professor of Finance, Leonard N. Stern School of                        71
7/15/37                  Business, New York University (1964 to present); Director,
Nominee                  College Retirement Equities Fund (2000 to present); Japan
                         Equity Fund, Inc. (1992 to present), Thai Capital Fund, Inc.
                         (2000 to present) and Singapore Fund, Inc. (2000 to present)
                         (registered investment companies). Formerly, Director, S.G. Cowen
                         Mutual Funds (1985-2001). Trustee of __ investment companies managed, advised or administered by ICCC or its affiliates.




Richard J. Herring       Jacob Safra Professor of International Banking and Professor,                  71
2/18/46                  Finance Department, The Wharton School, University of
Nominee                  Pennsylvania (1972 to present); Director, Lauder Institute of
                         International Management Studies (2000 to present); Co-Director,
                         Wharton Financial Institutions Center (2000 to present) and
                         Member, Shadow Financial Regulatory Committee (1990 to present).
                         Trustee of __ investment companies managed, advised or
                         administered by ICCC or its affiliates.






                                                                                                   Number of
                                                                                                   Funds in the
                                                                                                   Fund
                                                                                                   Complex to
Name, Birth Date                                                                                   be Overseen
and Position with        Business Experience and Directorships During the                          by Director
the Funds                Past 5 Years                                                              Nominee/1/

Joseph R. Hardiman       Private Equity Investor (1997 to present); Director, Soundview                 71
05/27/37                 Technology Group Inc. (investment banking) (July 1998 to present),
Director of each Fund    Corvis Corporation/2/ (optical networking equipment) (July 2000 to
since 1998.              present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds
                         (registered investment companies) (March 1998 to present). Formerly,
                         Director, Circon Corp./2/ (medical instruments) (November 1998-January
                         1999); President and Chief Executive Officer, The National
                         Association of Securities Dealers, Inc. and The NASDAQ Stock Market,
                         Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons
                         Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General
                         Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                         Securities Inc.) (1976-1985).  Director of 23 investment companies managed, advised or administered by ICCC or its affiliates.

Graham E. Jones          Senior Vice President, BGK Properties, Inc. (1994 to present);                 71
01/31/33                 Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (1985
Nominee                  to present) and Trustee of 21 open-end mutual funds managed by Sun
                         Capital Advisers, Inc. (1998 to present).  Formerly, Director of open-end and closed-end mutual funds managed by Morgan Stanley
                         Investment Management Inc. (1987-2001).  Trustee of 12 investment companies managed, advised or administered by ICCC or its affiliates.



Rebecca W. Rimel         President and Chief Executive Officer, The Pew Charitable Trusts               71
4/10/51                  (charitable foundation) (1994 to present) and Director and Executive
Director of              Vice President, The Glenmede Trust Company (investment trust and
Communications Fund      wealth management) (1994 to present).  Formerly, Executive Director,
since 1996.              The Pew Charitable Trusts (1988-1994) and Director, ISI Family of
Director of Equity       Funds (registered investment companies) (1997-1999). Director of 25
Partners Fund since      investment companies managed, advised or administered by ICCC or its
1995.                    affiliates.
Director of Value
Builder Fund since
1997.





                                                                                                    Number of
                                                                                                    Funds in the
                                                                                                    Fund
                                                                                                    Complex to
Name, Birth Date and                                                                                be Overseen
Position with            Business Experience and Directorships During the                           by Director
the Funds                Past 5 Years                                                               Nominee/1/

Philip Saunders, Jr.     Principal, Philip Saunders Associates (Economic and Financial                  71
10/11/35                 Consulting) (1998 to present).  Formerly, Director, Financial
Nominee                  Industry Consulting, Wolf & Company (consulting)(1987-1988);
                         President, John Hancock Financial Services (1984-1986);
                         Senior Vice President of Treasury and Financial
                         Services, John Hancock Mutual Life Insurance Company,
                         Inc. (1982-1986). Trustee of __ investment companies
                         managed, advised or administered by ICCC or its
                         affiliates.

William N. Searcy        Pension & Savings Trust Officer, Sprint Corporation/2/                         71
09/03/46                 (telecommunications) (1989 to present); Trustee and Chairman of the
Nominee                  Audit Committee, Sun Capital Advisers Trust (1998 to present).
                         Trustee of __ investment companies managed, advised or
                         administered by ICCC or its affiliates.

Robert H. Wadsworth      President, Robert H. Wadsworth Associates, Inc. (consulting firm)              71
1/29/40                  (1982 to present); President and Director, Trust for Investment
Director of each         Managers (registered investment company) (1999 to present); Director,
Fund since 1999.         The Germany Fund Inc. (1986 to present), The New Germany Fund, Inc.
                         (1992 to present) and Central European Equity Fund, Inc. (1986 to present).  Formerly President, Investment Company Administration,
                         L.L.C. (1992* - July 2001); President, Treasurer and Director, First
                         Fund Distributors, Inc. (1990 - January 2002); Vice President,
                         Professionally Managed Portfolios and Advisors Series Trust
                         (registered investment companies) (dates) and President, Guinness
                         Flight Investment Funds, Inc. (registered investment companies)
                         (dates). Director of 25 investment companies managed, advised or administered by ICCC or its affiliates.

                         * Inception date of the corporation which was the predecessor to the LLC.





                                                                                                    Number of
                                                                                                    Funds in the
                                                                                                    Fund
                                                                                                    Complex to
Name, Birth Date and                                                                                be Overseen
Position with            Business Experience and Directorships During the                           by Director
the Funds                Past 5 Years                                                               Nominee/1/

Interested Director
-------------------
Nominee
-------

Richard T. Hale/3/       Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche            71
7/17/45                  Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to
Director of              present); Director and President, Investment Company Capital Corp.
Communications Fund      (registered investment advisor) (1996 to present); Director, Deutsche
since 1996.              Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present),
Director of Equity       North American Income Fund (2000 to present); Vice President,
Partners Fund since      Deutsche Asset Management, Inc. (2000 to present).  Chartered
1994.                    Financial Analyst.  Formerly, Director, ISI Family of Funds
Director of Value        (registered investment companies) (dates). Director of 52 investment
Builder Fund since 1992. companies managed, advised or administered by ICCC or its affiliates.

Officers
--------

Richard T. Hale          See information provided under Interested Director Nominee.
President of each
Fund since 2000.

Amy M. Olmert            Director, Deutsche Asset Management (January 1999 to present);
5/14/63                  Certified Public Accountant (1989 to present).  Formerly, Vice
Secretary of each Fund   President, BT Alex. Brown Incorporated, (Deutsche Bank Securities
since 1997.              Inc.) (1997-1999); Senior Manager , Coopers & Lybrand L.L.P.
                         (PricewaterhouseCoopers LLP) (1992-1997).

Charles A. Rizzo         Director, Deutsche Asset Management (April 2000 to present);
8/5/57                   Certified Public Accountant; Certified Management Accountant.
Treasurer of each Fund   Formerly, Vice President and Department Head, BT Alex. Brown
since 1999.              Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior
                         Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                         (1993-1998).





                                                                                                    Number of
                                                                                                    Funds in the
                                                                                                    Fund
                                                                                                    Complex to
Name, Birth Date and                                                                                be Overseen
Position with            Business Experience and Directorships During the                           by Director
the Funds                Past 5 Years                                                               Nominee/1/

Daniel O. Hirsch         Managing Director, Deutsche Asset Management (2002 to present) and
3/27/54                  Director, Global Funds Ltd. (2002 to present).  Formerly, Director,
Assistant Secretary of   Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown
each Fund since 1999.    Incorporated, (Deutsche Bank Securities Inc.) (1998-1999); Assistant
                         General Counsel, United States Securities and Exchange Commission
                         (1993-1998).

-----------
1. As of March 31, 2002, the total number of Funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 71. The Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund, Deutsche Investors Funds, Deutsche Investors Portfolios Trust, BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Investment Portfolios, Morgan Grenfell Investment Trust, and VIT Funds.
2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3. Mr. Hale is a director who is an "interested person" within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management Americas, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

           Ownership in Securities of DeAM, Inc. and Related Companies

     As reported to the Funds, Exhibit N to this Proxy Statement sets forth ownership by the Independent Director Nominees and their immediate family members of certain securities as of April 30, 2002.

                           Director Compensation Table

                  The following table sets forth the compensation paid to the Independent Directors by Value Builder Fund and the Fund Complex for the fiscal year ended March 31, 2002.

-------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation       Pension or Retirement        Total Compensation from
Position                        from the Fund Payable to     Benefits Accrued as Part     the Fund and the Fund
                                Directors                    of Fund Expenses             Complex Payable to
                                                                                          Directors
-------------------------------------------------------------------------------------------------------------------
Truman T. Semans                $0                           N/A                          $0
Chairman/1/
-------------------------------------------------------------------------------------------------------------------
Richard T. Hale/1/              $0                           N/A                          $0
Director and President
-------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy                   $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald              $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Esq.              $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             $/2/                         N/A                          $_________ for service on
Director                                                                                  ___ Boards
-------------------------------------------------------------------------------------------------------------------

   ----------
   /1/ A director who is, or may be, an `interested person' as defined in the
       1940 Act.
   /2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and
       Wadsworth and Ms. Rimel $, $, $, $, $, $ and $, respectively, was deferred pursuant to a deferred compensation plan.

                  The following table sets forth the compensation paid to the Independent Directors by Communications Fund and the Fund Complex for the fiscal year ended December 31, 2001.

-------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation       Pension or Retirement      Total Compensation from the
Position                        from the Fund Payable to     Benefits Accrued as Part   Fund and the Fund Complex
                                Directors                    of Fund Expenses           Payable to Directors
-------------------------------------------------------------------------------------------------------------------
Truman T. Semans                $0                           N/A                        $0
Chairman/1/
-------------------------------------------------------------------------------------------------------------------
Richard T. Hale/1/              $0                           N/A                        $0
Director and President
-------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 $7,348.22/2/                 $0/3/                      $39,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              $7,386.34/2/                 $0/3/                      $39,000 for service on 23
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy                   $8,530.04/2/                 $0/3/                      $49,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald              $8,530.04/2/                 $0/3/                      $49,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                $7,348.22/2/                 $0/3/                      $39,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Esq.              $7,348.22/2/                 $0/3/                      $39,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             $7,348.22/2/                 $0/3/                      $39,000 for service on 25
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------

     /1/ A director who is, or may be, an `interested person' as defined in the 1940 Act.

     /2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel, $7,348.22, $7386.34, $0, $8,530.04,
          $7,348.22, $7,348.22 and $7,348.22, respectively, was deferred pursuant to a deferred compensation plan.

     /3/ Certain funds in the Fund Complex have adopted a retirement plan for eligible directors. The actuarially computed pension expense for the Communications Fund for the year ended December 31, 2001 was approximately $98,928.

     The following table sets forth the compensation paid to the Independent Directors by Equity Partners Fund and the Fund Complex for the fiscal year ended May 31, 2001.

-------------------------------------------------------------------------------------------------------------------
Name of Person,                 Aggregate Compensation       Pension or Retirement      Total Compensation from the
Position                        from the Fund Payable to     Benefits Accrued as Part   Fund and the Fund Complex
                                Directors                    of Fund Expenses           Payable to Directors
-------------------------------------------------------------------------------------------------------------------
Truman T. Semans                $0                           N/A                        $0
Chairman/1/
-------------------------------------------------------------------------------------------------------------------
Richard T. Hale/1/,/2/          $0                           N/A                        $0
Director and President
-------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 $1,259.76/3/                 $0/4/                      $44,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              $1,267.21/3/                 $0/4/                      $44,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy                   $1,544.65/3/                 $0/4/                      $54,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald              $1,544.65/3/                 $0/4/                      $54,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                $1,259.76/3/                 $0/4/                      $44,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Esq.              $1,273.42/3/                 $0/4/                      $44,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             $1,259.76/3/                 $0/4/                      $44,250 for service on 24
Director                                                                                Funds in the Fund Complex
-------------------------------------------------------------------------------------------------------------------

     ----------
     /1/ A director who is, or may be, an `interested person' as defined in the 1940 Act.

     /2/ Effective December 19, 2000, Mr. Hale also serves as President of the Fund.

     /3/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel, $1,259.76, $0, $0, $1,544.65, $1,273.42,
          $1,259.76 and $1,259.76, respectively, was deferred pursuant to a deferred compensation plan.

     /4/ Certain funds in the Fund Complex have adopted a retirement plan for eligible directors. The actuarially computed pension expense for the Equity Partners Fund for the year ended May 31, 2001 was approximately $3,361.

     Each Board has established the Audit and Compliance Committee, the Nominating Committee, the Pricing Committee, the Compensation Committee and the Executive Committee. Each committee (except for the Pricing Committee) is composed of the current Independent Directors. In accordance with its written charter adopted by the Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider Director nominees recommended by shareholders. The Pricing Committee considers and acts upon all questions relating to valuation of the securities in the Fund which may arise between meetings of the Board. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During Communications Fund's most recent fiscal year the Board held seven meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee did not meet, the Pricing Committee held one meeting, the Compensation Committee held two meetings, and the Executive Committee held four meetings. During Equity Partners Fund's most recent fiscal year the Board held five meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee held four meetings, and the Executive Committee held four meetings. During Value Builder Fund's most recent fiscal year the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee did not meet, and the Executive Committee held four meetings. No Director attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of each Fund.

     Mr. Hale, if elected, will not be a member of the Audit and Compliance Committee, the Nominating Committee, the Compensation Committee or the Executive Committee.

Retirement Plan Information

     Certain funds in the Fund Complex have adopted a retirement plan for Directors who are not employees of the Funds, ICCC or its respective affiliates (the "Retirement Plan"). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Boards of Directors of the Funds, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

     Under the Retirement Plan in effect until December 31, 2000, the Funds have one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

     Any Director of the Funds who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Recommendation of the Boards of Directors

     The Board of Directors of each Fund believes that coordinated governance through a unified board structure will benefit the Funds.

     In their deliberations, the Boards of Directors considered various matters related to the management and long-term welfare of the Fund. The Boards considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. While the Boards will act in the manner they believe most appropriate for the Funds, the Boards also considered that operating with a unified group of board members across the Fund Complex reduces the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. ICCC expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently.

     The Boards also considered that a unified group board structure benefits the Funds by creating an experienced group of Board members who understand the operations of the Funds and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Boards gave considerable weight to their expectation that the Funds will benefit from the diversity and experience of the Director Nominees that would be included in the expanded Board and from the experience that each Director Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Boards. On April 5, 2002, Deutsche Bank acquired 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

     The Director Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also comprise the Boards' Audit and Compliance, Nominating, Compensation and Executive Committees.

     Therefore, after careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders of each Fund vote "FOR" the election of the Director Nominees as set forth in this Proposal.

     If the Director Nominees are elected by the shareholders, each Director Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Director Nominees are not elected, the relevant Fund's Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

                                   PROPOSAL IV

            TO APPROVE MODIFYING THE VALUE BUILDER FUND'S FUNDAMENTAL
                       INVESTMENT POLICY CONCERNING LOANS

     Shareholders of Value Builder Fund are being asked to approve a modification to the Fund's fundamental investment policy on loans. Currently, the Fund has a fundamental policy stating that:

          The Fund will not make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

     If this Proposal is approved, the Fund's fundamental investment policy would state that:

          The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.

     The primary purpose in modifying the Fund's fundamental investment policy concerning loans is to permit the Fund to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. Approval of this Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while permitting the Fund increased investment flexibility to loan portfolio securities to others. If this Proposal is approved, the Fund would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Fund to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.

Recommendation of the Board of Directors

     The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the modification of the Fund's fundamental investment policy concerning loans.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     Each Fund's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ("PwC"), independent auditors. [In addition, PwC prepares the Funds' federal and state annual income tax returns and provides certain non-audit services to the Funds.] During the Board's most recent consideration of the selection of auditors for each Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining PwC's independence. The Board of Directors has selected PwC as the independent auditors for Communications Fund's fiscal year ending December 31, 2002, Equity Partners Fund's fiscal year ending May 31, 2003 and Value Builder Fund's fiscal year ending March 31, 2003. PwC has been each Fund's independent auditors since _________ ____ for Communications Fund, ____________ for Equity Partners Fund and ____________ for Value Builder Fund. PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

     Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders are $______ for Communications Fund, $______ for Equity Partners Fund and $_____ for Value Builder Fund.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, ICCC or entities that control, are controlled by or are under common control with ICCC that provide services to the Funds.

     All Other Fees. There were $______ in fees billed for Communications Fund,

$______ in fees billed for Equity Partners Fund and $_____ in fees billed for Value Builder Fund by PwC for the most recent fiscal year for other services provided to the Funds, ICCC and entities that control, are controlled by or are under common control with ICCC that provide services to the Funds.

                                OTHER INFORMATION

Portfolio Transactions

     For the fiscal year ended December 31, 2001, Communications Fund paid commissions to Deutsche Bank Securities Inc. and its affiliates in the aggregate amount of $_______, which represented ___% of the total amount of brokerage commissions paid during the period.

     For the fiscal year ended May 31, 2001, Equity Partners Fund paid commissions to Deutsche Bank Securities Inc. and its affiliates in the aggregate amount of $_______, which represented ___% of the total amount of brokerage commissions paid during the period.

     For the fiscal year ended March 31, 2002, Value Builder Fund paid commissions to Deutsche Bank Securities Inc. and its affiliates in the aggregate amount of $_______, which represented ___% of the total amount of brokerage commissions paid during the period.

Principal Underwriter

     The Funds' principal underwriter is ICC Distributors, Inc. They are located at One Portland Square, Portland, Maine 04104.

                                  VOTE REQUIRED

     Approval of Proposals I and II requires the affirmative vote of a "majority" of the outstanding shares of a Fund. Approval of Proposal IV requires the affirmative vote of a "majority of the outstanding shares of Value Builder Fund. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Approval of Proposal III requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I, II and IV.

--------------------------------------------------------------------------------
           THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
             THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS
             I, II, III AND IV, AS APPLICABLE. ANY UNMARKED PROXIES
                                WILL BE SO VOTED.
--------------------------------------------------------------------------------

     The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of this Proxy Statement.

     Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of a Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by a Fund's Board of Directors when requested in writing by shareholders holding at least 10% of the shares then outstanding.

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

-------------------------------------------------------------------------------
   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE special MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR THE FOLLOW THE INSTRUCTIONS FOR
       VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.
--------------------------------------------------------------------------------
                                   By Order of the Board of Directors,


                                   Daniel O. Hirsch, Assistant Secretary

June 10, 2002

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS OF EACH FUND HOPES THAT SHAREHOLDERS WILL ATTEND
      THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
          TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE
         ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY
            TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).
--------------------------------------------------------------------------------

                                                                       Exhibit A

--------------------------------------------------------------------------------
                      SHARES OUTSTANDING AS OF RECORD DATE
--------------------------------------------------------------------------------
                   Fund                       NUMBER OF SHARES OUTSTANDING

--------------------------------------------------------------------------------
Communications Fund
--------------------------------------------------------------------------------
 Class A Shares
--------------------------------------------------------------------------------
 Class B Shares
--------------------------------------------------------------------------------
 Class C Shares
--------------------------------------------------------------------------------
 Institutional Class
--------------------------------------------------------------------------------
Equity Partners Fund
--------------------------------------------------------------------------------
 Class A Shares
--------------------------------------------------------------------------------
 Class B Shares
--------------------------------------------------------------------------------
 Class C Shares
--------------------------------------------------------------------------------
 Institutional Class
--------------------------------------------------------------------------------
Value Builder Fund
--------------------------------------------------------------------------------
 Class A Shares
--------------------------------------------------------------------------------
 Class B Shares
--------------------------------------------------------------------------------
 Class C Shares
--------------------------------------------------------------------------------
 Institutional Class
--------------------------------------------------------------------------------

                                                                                                                   Exhibit B

5% Shareholders*
FLAG INVESTORS                 Class A Shares            Class B Shares            Class C Shares          Institutional Class
COMMUNICATIONS
FUND, INC.
Name and Address of         Shares       Percent       Shares      Percent       Shares       Percent       Shares      Percent
-------------------         ------       -------       ------      -------       ------       -------       ------      -------
Beneficial Owner          Beneficially  Ownership   Beneficially  Ownership   Beneficially  Ownership    Beneficially  Ownership
----------------          ------------  ---------   ------------  ---------   ------------  ---------    ------------  ---------
                             Owned         of          Owned         of          Owned         of           Owned         of
                             -----         --          -----         --          -----         --           -----         --
                                       Outstanding               Outstanding               Outstanding                Outstanding
                                       -----------               -----------               -----------                -----------
                                         Shares                    Shares                     Shares                    Shares
                                         ------                    ------                     ------                    ------


* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]


5% Shareholders*
FLAG INVESTORS EQUITY          Class A Shares            Class B Shares            Class C Shares          Institutional Class
PARTNERS FUND, INC.
Name and Address of         Shares       Percent       Shares      Percent       Shares      Percent        Shares      Percent
-------------------         ------       -------       ------      -------       ------      -------        ------      -------
Beneficial Owner          Beneficially  Ownership   Beneficially  Ownership   Beneficially  Ownership    Beneficially  Ownership
----------------          ------------  ---------   ------------  ---------   ------------  ---------    ------------  ---------
                             Owned         of          Owned         of          Owned         of           Owned         of
                             -----         --          -----         --          -----         --           -----         --
                                       Outstanding               Outstanding               Outstanding                Outstanding
                                       -----------               -----------               -----------                -----------
                                         Shares                    Shares                     Shares                    Shares
                                         ------                    ------                     ------                    ------

* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]


5% Shareholders*
FLAG INVESTORS VALUE           Class A Shares            Class B Shares            Class C Shares          Institutional Class
BUILDER FUND, INC.
Name and Address of         Shares       Percent       Shares      Percent       Shares      Percent        Shares       Percent
-------------------         ------       -------       ------      -------       ------      -------        ------       -------
Beneficial Owner          Beneficially  Ownership   Beneficially  Ownership   Beneficially  Ownership    Beneficially  Ownership
----------------          ------------  ---------   ------------  ---------   ------------  ---------    ------------  ---------
                             Owned         of          Owned         of          Owned         of           Owned         of
                             -----         --          -----         --          -----         --           -----         --
                                       Outstanding               Outstanding               Outstanding                Outstanding
                                       -----------               -----------               -----------                -----------
                                         Shares                    Shares                     Shares                    Shares
                                         ------                    ------                     ------                    ------

* [The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.]

                                                                                                           Exhibit C

--------------------------------------------------------------------------------------------------------------------
                                                                            Date Last Approved By Fund's
--------------------------------------------------------------------------------------------------------------------
         Fund (Fiscal Year)                Date of Current
                                         Advisory Agreement               Directors               Shareholders
--------------------------------------------------------------------------------------------------------------------
Communications Fund (12/31)                September 1, 2000         September 25, 2001        August 31, 2000/1/
--------------------------------------------------------------------------------------------------------------------
Equity Partners Fund (5/31)                  June 4, 1999            September 25, 2001        October 7, 1999/2/
--------------------------------------------------------------------------------------------------------------------
Value Builder Fund (3/31)                    June 4, 1999            September 25, 2001        October 7, 1999/2/
--------------------------------------------------------------------------------------------------------------------

/1/ Submitted for shareholder vote in order to increase the management fee paid by the Communications Fund to Investment Company Capital Corp.
/2/ Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the Equity Partners and Value Builder Funds' investment advisory agreements.

--------------------------------------------------------------------------------------------------------------------
                                                                            Date Last Approved By Fund's
--------------------------------------------------------------------------------------------------------------------
         Fund (Fiscal Year)               Date of Current Sub-
                                           Advisory Agreement            Directors               Shareholders
--------------------------------------------------------------------------------------------------------------------
Communications Fund (12/31)            June 4, 1999, as amended      September 25, 2001        August 31, 2000/1/
                                         September 1, 2000 and
                                              May 1, 2002
--------------------------------------------------------------------------------------------------------------------
Equity Partners Fund (5/31)            June 4, 1999, as amended      September 25, 2001        October 7, 1999/2/
                                         September 1, 2000 and
                                              May 1, 2002
--------------------------------------------------------------------------------------------------------------------
Value Builder Fund (3/31)              June 4, 1999, as amended      September 25, 2001        October 7, 1999/2/
                                         September 1, 2000 and
                                              May 1, 2002
--------------------------------------------------------------------------------------------------------------------

/1/ Submitted for shareholder vote in order to increase the sub-advisory fee paid by Investment Company Capital Corp. to Alex. Brown Investment Management. /2/ Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the Equity Partners and Value Builder Funds' investment sub-advisory agreements.

                                                                       Exhibit D

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

                  THIS AGREEMENT is made as of the _____ day of _________, 200_ by and between FLAG INVESTORS COMMUNICATIONS FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor").

                  WHEREAS, the Fund is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

                  WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory services for the Fund on the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                  1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall supervise and manage all aspects of the Fund's investment program including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

                  2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

                    (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                    (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                    (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

                    (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

                    (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

                    (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").


                  The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

                  3. Duties of Investment Advisor. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                           (a) supervise and manage all aspects of the Fund's investment program;

                           (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

                           (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors and as might not otherwise be provided under the Fund's other agreements;

                           (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

                           (e) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                           (f) take all actions necessary to carry into effect the Fund's purchase and sale programs; and

                           (g)      maintain such books and records in
         cooperation with the Fund's administrator and distributor, as may be required by law or deemed advisable by the Fund's Board of Directors.

                  4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

                  Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                  Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

                  The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

                  5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

                  6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                           (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                           (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                           (c)      the provisions of the Articles of
         Incorporation;
                           (d)      the provisions of the By-Laws; and

                           (e) any other applicable provisions of state and federal law.

                  7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

                           (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                           (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plans of distribution and to the Fund's administrator under the Fund's administrative services agreement; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

                  8.       Delegation of Responsibilities.

                           (a)      Subject to the approval of the Board of
Directors and shareholders of the Fund, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 3 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

                           (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's

         Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

                  9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $100 million of the Fund's average daily net assets, 0.85% of the next $100 million of the Fund's average daily net assets, 0.80% of the next $200 million of the Fund's average daily net assets, 0.73% of the next $500 million of the Fund's average daily net assets, 0.68% of the next $500 million of the Fund's average daily net assets, and 0.65% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

                  Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

                  10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

                  11. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall continue in force and effect, subject to
Section 13 hereof, for two years from the date hereof.

                  12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                        (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund
        (as defined in Section 2(a)(42) of the 1940 Act); and

                        (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

                  13. Termination. This Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or by the Advisor, upon sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

                  14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

                  15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

                  16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                              FLAG INVESTORS COMMUNICATIONS FUND, INC.


Attest:                                      By:
       ---------------------                    ---------------------------
Name:                                        Name:
     -----------------------                      -------------------------
                                             Title:
                                                   ------------------------

[SEAL]                               DEUTSCHE ASSET MANAGEMENT, INC.


Attest:                                      By:
       ---------------------                    ---------------------------
Name:                                        Name:
     -----------------------                      -------------------------
                                             Title:
                                                   ------------------------

                                                                       Exhibit E

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

         THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ________, ______ by and between FLAG INVESTORS EQUITY PARTNERS FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor").

         WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

         (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 29, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

         (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

         (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

         (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on November 30, 1994;

         (e) The Fund's Registration Statement on Form N-1A under the
     Securities Act of 1933, as amended (the "1933 Act") (File No. 33-86832) and under the 1940 Act as filed with the SEC on November 30, 1994 relating to the shares of the Fund and its series, and all amendments thereto; and

         (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

         The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

         (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

         (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

         (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

         (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the SEC and state Blue Sky authorities.

         4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

         The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

         5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

               (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

               (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

               (c) the provisions of the Articles of Incorporation;

               (d) the provisions of the By-Laws; and

               (e) any other applicable provisions of Federal and State law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Advisory Services.

                (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

                (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's daily net assets exceeding $200 million.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

         10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:


         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and

         (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                              FLAG INVESTORS EQUITY PARTNERS FUND, INC.

Attest:                                   By:
       -----------------------               ----------------------------
Name:                                     Name:
     -------------------------                 --------------------------
                                          Title:
                                                -------------------------


[SEAL]                                    DEUTSCHE ASSET MANAGEMENT, INC.

Attest:                                   By:
       -----------------------               ----------------------------
Name:                                     Name:
     -------------------------                 --------------------------
                                          Title:
                                                -------------------------

                                                                       Exhibit F

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                      FORM OF INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

          THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ________, _____ by and between FLAG INVESTORS VALUE BUILDER FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor").

          WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

          WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

          2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

          (a) The Fund's Articles of Incorporation, filed with the State of Maryland on March 5, 1992 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

          (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 16, 1992;

          (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-46279) and under the 1940 Act as filed with the SEC on March 16, 1992 relating to the shares of the Fund and all amendments thereto; and

          (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

          3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

          (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

          (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

          (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

          (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

          (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

          (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

          (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

          (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

          (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

          (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities.

          4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

          Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

          Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

          The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

          5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

          6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

          (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

          (c) the provisions of the Articles of Incorporation;

          (d) the provisions of the By-Laws; and

          (e) any other applicable provisions of Federal and State law.

          7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

          (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

          (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

          8. Delegation of Advisory Services.

          (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

          (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

          9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets exceeding $200 million.

          Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of the month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

          10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

          11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act); and

          (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

          14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

          15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officer on the day and year first above written.

[SEAL]                                      FLAG INVESTORS VALUE BUILDER
                                            FUND, INC.

Attest:                                     By:
       ------------------------                ----------------------------
Name:                                       Name:
     --------------------------                  --------------------------
                                            Title:
                                                  -------------------------

[SEAL]                                      DEUTSCHE ASSET MANAGEMENT, INC.

Attest:                                     By:
       ------------------------                ----------------------------
Name:                                       Name:
     --------------------------                  --------------------------
                                            Title:
                                                  -------------------------

                                                                       Exhibit G

                                  ADVISORY FEES
I.  Rates of Compensation under the Current Advisory Agreements

The Communications Fund* shall pay to the Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $100 million of the Fund's average daily net assets, 0.85% of the next $100 million of the Fund's average daily net assets, 0.80% of the next $200 million of the Fund's average daily net assets, 0.73% of the next $500 million of the Fund's average daily net assets, 0.68% of the next $500 million of the Fund's average daily net assets, and 0.65% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

* ICCC, the Communications Fund's advisor and administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of each class' average daily net assets. This agreement will continue until April 30, 2003.

The Equity Partners Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's daily net assets exceeding $200 million.

The Value Builder Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the nu Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets exceeding $200 million.

II.  Aggregate Advisory Fees

For its investment advisory services, ICCC was paid the following amounts for each Fund's most recently completed fiscal year:

----------------------------------------------------------------------------------------------
                 Fund (Fiscal Year)             Fee Before      Fee Waivers      Fee After
                                                  Waivers                         Waivers
----------------------------------------------------------------------------------------------
Flag Investors Communications Fund, Inc.       $                 $             $
(12/31/01)
----------------------------------------------------------------------------------------------
Flag Investors Equity Partners Fund, Inc.      $2,893,540        $0            $2,893,540
(5/31/01)
----------------------------------------------------------------------------------------------
Flag Investors Value Builder Fund, Inc.        $                 $             $
(3/31/02)
----------------------------------------------------------------------------------------------

/1/ For the period from January 1, 2001 to April 27, 2001, the Communications Portfolio (as part of the master-feeder structure) paid advisory fees to ICCC in the amount of $4,088,505.

 III.  Administrative, Transfer Agency, Accounting and Custody Fees

 For its administrative, transfer agency and accounting services, as applicable, ICCC was paid the following amounts for each Fund's most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------
         Fund (Fiscal Year)                   Administrative Fees      Transfer Agency      Accounting
                                                                            Fees           Service Fees
----------------------------------------------------------------------------------------------------------
 Flag Investors Communications             $2,026,666 (net of fee         $2,551,542        $186,080
 Fund, Inc. (12/31/01)                     waivers of $2,026,741)/1/
----------------------------------------------------------------------------------------------------------
 Flag Investors Equity Partners                     N/A                   $  197,728        $ 95,042
 Fund, Inc. (5/31/01)
----------------------------------------------------------------------------------------------------------
 Flag Investors Value Builder                       N/A                   $                 $
 Fund, Inc. (3/31/02)
----------------------------------------------------------------------------------------------------------

/1/For the period from January 1, 2001 to April 27, 2001, ICCC received administrative fees from the Communications Portfolio (as part of the master-feeder structure) in the amount of $601,847. For the period from January 1, 2001 to April 27, 2001, ICCC waived administrative fees received from the Communications Portfolio (as part of the master-feeder structure) in the amount of $820,701.

Deutsche Bank Trust, an affiliate of ICCC, was paid the following amounts for providing custody services for each Fund's most recently completed fiscal year:

    ----------------------------------------------------------------------------
                         Fund (Fiscal Year)                    Custody Fees
    ----------------------------------------------------------------------------
    Flag Investors Communications Fund, Inc. (12/31/01)           $
    ----------------------------------------------------------------------------
    Flag Investors Equity Partners Fund, Inc. (5/31/01)           $22,070
    ----------------------------------------------------------------------------
    Flag Investors Value Builder Fund, Inc. (3/31/02)             $
    ----------------------------------------------------------------------------

                                                                       Exhibit H

[Principal occupations of each director and principal executive officer of ICCC]

                                    [To Come]

     [Principal occupations of each director and principal executive officer of DeAM, Inc.]

                                    [To Come]

 [Principal occupations of each general partner and principal executive officer of ABIM]

                                    [To Come]

                                                                       Exhibit I

          [Investment Companies Advised or Sub-advised by DeAM, Inc. ]

                                    [To Come]


              [Investment Companies Advised or Sub-advised by ABIM]

                                    [To Come]

                                                                                                                      Exhibit J

                                                                      Aggregate Dollar Range of Equity Securities Ownership
                              Dollar Range of Beneficial            as of April 30, 2002 in all Funds Overseen by Director or
     Director                  Ownership in the Funds/1/               Director Nominee in Family of Investment Companies/2/
Independent Director
--------------------
Nominees
--------

Richard R. Burt              $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
S. Leland Dill               $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Martin J. Gruber             $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Joseph R. Hardiman           $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Richard J. Herring           $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Graham E. Jones              $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Rebecca W. Rimel             $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Philip Saunders, Jr.         $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
William N. Searcy            $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Robert H. Wadsworth          $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)
Interested Director
-------------------
Nominee
-------

Richard T. Hale              $  (Communications Fund)
                             $  (Equity Partners Fund)
                             $  (Value Builder Fund)

-----------
1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are:
   None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,001.

2.The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
   over $100,001. The funds overseen by the directors in the Family of Investment Companies consist of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
   Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, PreservationPlus Portfolio, PreservationPlus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT
   Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

                                                                       Exhibit K

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                         FORM OF SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the ____ day of ________, 200_ by and among FLAG INVESTORS COMMUNICATIONS FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor") and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

     WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

          (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988, and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

          (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

          (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

          (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

          (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

          (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

          (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

          (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

          (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

     4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

     5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

          (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

          (c) the provisions of the Articles of Incorporation;

          (d) the provisions of the By-Laws; and

          (e) any other applicable provisions of federal and state law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

          (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $100 million of the Fund's average daily net assets, 0.60% of the next $100 million of the Fund's average daily net assets, 0.55% of the next $100 million of the Fund's average daily net assets, 0.50% of the next $200 million of the Fund's average daily net assets, 0.45% of the next $500 million of the Fund's average daily net assets, 0.42% of the next $500 million of the Fund's average daily net assets, and 0.40% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

     9. Delegation of Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

     10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

     13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies.

     14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Sub-Advisor and the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rules, regulations or order of the SEC, such provision shall be deemed to incorporate the effect of such, rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                  FLAG INVESTORS COMMUNICATIONS FUND, INC.

Attest: ____________________            By: _________________________
  Name: ____________________            Name: _______________________
                                        Title: ______________________

[SEAL]                                  DEUTSCHE ASSET MANAGEMENT, INC.
Attest: ____________________            By: _________________________
  Name: ____________________            Name: _______________________
                                        Title: ______________________

[SEAL]                                  ALEX. BROWN INVESTMENT MANAGEMENT
Attest: ____________________            By: _________________________
  Name: ____________________            Name: _______________________
                                        Title: ______________________

                                                                       Exhibit L

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                    -----------------------------------------

     THIS AGREEMENT is made as of the ____ day of ________, by and among FLAG INVESTORS EQUITY PARTNERS FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

     WHEREAS, the Advisor is the investment advisor to the Fund, which is as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

          (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 29, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

          (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on November 30, 1994;

          (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-86832) and under the 1940 Act as filed with the SEC on November 30, 1994 relating to the shares of the Fund, and all amendments thereto; and

          (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

          (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

          (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

          (c) formulate and implement continuing programs for the purchases and sales of securities of such issuers and regularly report thereon to the Fund's Board of Directors;

          (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of the securities of the Fund; and

          (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

     4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

           Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

           Subject to the policies established by the Board of Directors in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

           The Fund will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

           5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

           6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

          (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

          (c) the provisions of the Articles of Incorporation;

          (d) the provisions of the By-Laws; and

          (e) any other applicable provisions of Federal and State law.

           7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

          (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
     Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $50 million of the Fund's average daily net assets, 0.50% of the next $150 million of the Fund's average daily net assets, 0.40% of the Fund's average daily net assets in excess of $200 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

     9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

     10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act) on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

     13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor and of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        FLAG INVESTORS EQUITY PARTNERS
                                              FUND, INC.

Attest:  __________________                   By:  _______________________
  Name:  __________________                   Name:  _____________________
                                              Title: _____________________

[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest:  __________________                   By:  _______________________
  Name:  __________________                   Name:  _____________________
                                              Title: _____________________

[SEAL]                                        ALEX. BROWN INVESTMENT
                                              MANAGEMENT

Attest:  __________________                   By:  _______________________
  Name:  __________________                   Name:  _____________________
                                              Title: _____________________

                                                                       Exhibit M

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                         FORM OF SUB-ADVISORY AGREEMENT
                         ------------------------------

     THIS AGREEMENT is made as of the ____ day of ________, 200_ by and among FLAG INVESTORS VALUE BUILDER FUND, INC., a Maryland corporation (the "Fund"), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the "Advisor") and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

     WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

          (a) The Fund's Articles of Incorporation, filed with the State of Maryland on March 5, 1992, and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

          (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

          (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 16, 1992;

          (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-46279) and under the 1940 Act as filed with the SEC on March 16, 1992 relating to the shares of the Fund, and all amendments thereto; and

          (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

          (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

          (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; and

          (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

          (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

          (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

     4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc. ("DB Securities") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

     5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

    (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

    (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

    (c) the provisions of the Articles of Incorporation;

    (d) the provisions of the By-Laws; and

    (e) any other applicable provisions of Federal and State law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

    (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
     Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $50 million of the Fund's average daily net assets, 0.50% of the Fund's average daily net assets in excess of $50 million but not exceeding $200 million, and 0.40% of the Fund's average daily net assets in excess of $200 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

     9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

     10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

        (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies.

     13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

     14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Sub-Advisor and the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the

1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rules, regulations or order of the SEC, such provision shall be deemed to incorporate the effect of such, rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                   FLAG INVESTORS VALUE BUILDER FUND, INC.

Attest: ______________________           By: _________________________________
  Name: ______________________           Name:  ______________________________
                                         Title: ______________________________
_
[SEAL]                                   DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ______________________           By: _________________________________
  Name: ______________________           Name: _______________________________
                                         Title: ______________________________

[SEAL]                                   ALEX. BROWN INVESTMENT MANAGEMENT

Attest: ______________________           By: _________________________________
  Name: ______________________           Name: _______________________________
                                         Title: ______________________________

                                                                       Exhibit N


           Ownership in Securities of DeAM, Inc. and Related Companies

                                                                     Value of
                                                                     Securities   Percent of
                          Owner and                                  on an        Class on an
                          Relationship to                Title of    Aggregate    Aggregate
Director Nominees         Director          Company*     Class       Basis        Basis
-----------------         --------          -------      -----       -----        -----
Richard R. Burt           N/A
S. Leland Dill            N/A
Martin J. Gruber          N/A
Joseph R. Hardiman
Richard J. Herring        N/A
Graham E. Jones           N/A
Rebecca W. Rimel
Philip Saunders, Jr.      N/A
William N. Searcy
Robert H. Wadsworth
[*Describe the company's relationship with the Funds' investment advisor or underwriter]

                               FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                    Flag Investors Communications Fund, Inc.

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    2:00 p.m., Eastern time, on July 30, 2002

     The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne
L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals I and II will have the effect of votes AGAINST the Proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                WITH RESPECT TO YOUR FUND. THE BOARD OF DIRECTORS
                 RECOMMENDS A VOTE FOR PROPOSALS I, II AND III.
                                   ---

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             KEEP THIS PORTION FOR YOUR RECORDS.
                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLAG INVESTORS COMMUNICATIONS FUND, INC.
YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Directors

III. Election of Messrs. (01) Richard Burt, (02) S. Leland Dill, (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones, (06) Philip Saunders, (07) William Searcy and (08) Robert Wadsworth, Drs. (09) Martin Gruber and
     (10) Richard Herring and (11) Ms. Rebecca Rimel as
     Directors of the Board.

        For All   Withhold All    For All Except:
          [ ]         [ ]              [ ]

To withhold authority
to vote, mark "For
All Except" and write
the nominee's number
on the line below.

_________________

Vote on Proposals

I.   Approval of a New
     Advisory Agreement with
     Deutsche Asset
     Management, Inc.

     FOR [ ]   AGAINST [ ]   ABSTAIN  [ ]

------------------------------------ ------------

------------------------------------ ------------
Signature (Please sign within box)      Date


II. Approval of a New
    Sub-Advisory Agreement
    among the Fund,
    Deutsche Asset
    Management, Inc. and
    Alex. Brown Investment
    Management.

    FOR [ ]  AGAINST  [ ]   ABSTAIN [ ]


The appointed proxies will vote on any other business as may properly come before the Special Meeting

Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

------------------------------- -------------

------------------------------- -------------
   Signature (Joint Owners)         Date

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland 21202-3220
To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                    Flag Investors Equity Partners Fund, Inc.

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    2:00 p.m., Eastern time, on July 30, 2002

     The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne
L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals I and II will have the effect of votes AGAINST the Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I, II AND III.
                                               ---
UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLAG INVESTORS EQUITY PARTNERS FUND, INC.
YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Directors

III. Election of Messrs. (01) Richard Burt, (02) S. Leland Dill, (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones, (06) Philip Saunders, (07) William Searcy and (08) Robert Wadsworth, Drs. (09) Martin Gruber and
     (10) Richard Herring and (11) Ms. Rebecca Rimel as
     Directors of the Board.

     For All   Withhold All    For All Except:
       [ ]         [ ]             [ ]
To withhold authority
to vote, mark "For
All Except" and write
the nominee's number
on the line below.

_________________

Vote on Proposals

I.   Approval of a New
     Advisory Agreement with
     Deutsche Asset
     Management, Inc.

     FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

------------------------------------ ------------

------------------------------------ ------------
Signature (Please sign within box)      Date

II. Approval of a New
    Sub-Advisory Agreement
    among the Fund,
    Deutsche Asset
    Management, Inc. and
    Alex. Brown Investment
    Management.

    FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The appointed proxies will vote on any other business as may properly come before the Special Meeting

Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

------------------------------- -------------

------------------------------- -------------
Signature (Joint Owners)         Date

[DEUTSCHE BANK LOGO]
[DEUTSCHE ASSET MANAGEMENT]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland  21202-3220
To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-____-_____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                     Flag Investors Value Builder Fund, Inc.

                                One South Street
                            Baltimore, Maryland 21202

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    2:00 p.m., Eastern time, on July 30, 2002

     The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne
L. Ferguson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II, III and IV. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals I, II and IV will have the effect of votes AGAINST the Proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                WITH RESPECT TO YOUR FUND. THE BOARD OF DIRECTORS
               RECOMMENDS A VOTE FOR PROPOSALS I, II, III AND IV.
                                 ---

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                            KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLAG INVESTORS VALUE BUILDER FUND, INC.
YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Directors

III. Election of Messrs. (01) Richard Burt, (02) S. Leland Dill, (03) Richard Hale, (04) Joseph Hardiman, (05) Graham Jones, (06) Philip Saunders, (07) William Searcy and (08) Robert Wadsworth, Drs. (09) Martin Gruber and (10) Richard Herring and (11) Ms. Rebecca Rimel as Directors of the Board.

     For All   Withhold All    For All Except:
       [ ]        [ ]               [ ]

To withhold authority
to vote, mark "For
All Except" and write
the nominee's number
on the line below.

_________________

Vote on Proposals

I.   Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.

     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

IV. Approval of a modification to the Fund's fundamental investment policy concerning loans.

     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

------------------------------------ ------------

------------------------------------ ------------
Signature (Please sign within box)      Date

II. Approval of a New Sub-Advisory Agreement among the Fund, Deutsche Asset Management, Inc. and Alex. Brown Investment Management.

    FOR  [ ]  AGAINST [ ]  ABSTAIN [ ]

The appointed proxies will vote on any other business as may properly come before the Special Meeting

Receipt of the Notice and the Joint Proxy Statement, dated ______ __, 2002 (the "Proxy Statement"), is hereby acknowledged.

------------------------------- -------------

------------------------------- -------------
 Signature (Joint Owners)         Date